                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          ---------------------------

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934


                        May 23, 1995 (February 1, 1995)
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               Date of Report (Date of earliest event reported)


                             CNB BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)


                                    INDIANA
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                (State or other jurisdiction of incorporation)


         0-11510                                        35-1568731
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  (Commission File Number)                  (IRS Employer Identification No.)


  20 N.W. THIRD STREET, EVANSVILLE, INDIANA                 47739-0001
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   (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (812) 464-3400


                                Not Applicable
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         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 5

Item 5.  Other Events
---------------------

          On February 1, 1995, CNB Bancshares, Inc. (the "Registrant") acquired King City Federal Savings Bank, Mt. Vernon, Illinois ("King City") in accordance with an Agreement and Plan of Reorganization between the Registrant and King City, dated July 27, 1994 (the "King City Agreement"). Under the terms of the King City Agreement, a wholly-owned subsidiary of CNB was merged into King City and CNB issued 652,447 shares of its common stock in exchange for all of the outstanding shares of King City. The acquisition was accounted for as a pooling of interests for accounting and financial reporting purposes.

          On February 10, 1995, the Registrant acquired Harrisburg Bancshares, Inc., Harrisburg, Illinois ("HBI"), and its subsidiary, The Harrisburg National Bank, Harrisburg, Illinois ("Harrisburg National"), in accordance with an Agreement and Plan of Merger between the Registrant, HBI Acquisition Company, a wholly-owned subsidiary of the Registrant ("AcquisitionCo"), and HBI, dated August 16, 1994 (the "Harrisburg Agreement"). Under the terms of the Harrisburg Agreement, HBI was merged into AcquisitionCo and CNB issued 480,334 shares of its common stock in exchange for all of the outstanding shares of HBI and the minority interests of Harrisburg National. The acquisition was accounted for as a pooling of interests for accounting and financial reporting purposes.

          The Registrant has on file with the Securities and Exchange Commission a Registration Statement on Form S-4 related to the acquisition of The Bank of Orleans, located in Orleans, Indiana. In accordance with Item 10 of Form S-4, the Registrant has submitted herewith under Item 7 of this Form 8-K, restated supplemental consolidated financial statements, giving retroactive effect to the February 1, 1995, acquisition of King City and the February 10, 1995, acquisition of HBI and Harrisburg National, as if such organizations had been combined with the Registrant for the periods presented. The supplemental consolidated financial statements will become, in all material respects, the historical financial statements of the Registrant.

Item 7.  Financial Statements and Exhibits
------------------------------------------



     Exhibits
     --------

     The following exhibits are submitted herewith:

     Exhibit 23     Consent of Independent Auditors.


     Exhibit 27 CNB Bancshares, Inc. Supplemental Financial Data Schedule for the Period Ended December 31, 1994.


     Exhibit 99 Audited Supplemental Consolidated Financial Statements of CNB Bancshares, Inc.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: May 23, 1995



                                         CNB BANCSHARES, INC.


                                     By:   /s/ David L. Knapp
                                         -----------------------------
                                           David L. Knapp
                                           Executive Vice President

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.               Description                            Page
-----------               -----------                            ----
    23          Consent of Independent Auditors                    6


    27          CNB Bancshares, Inc. Supplemental                  7
                Financial Data Schedule for the Year Ended
                December 31, 1994.


    99          Audited Supplemental Consolidated Financial        9
                Statements of CNB Bancshares, Inc.


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